================================================================================

                                -----------------
                                  ANNUAL REPORT
                                -----------------
                                December 31, 2000
                                -----------------


                                  The Value Line
                                  Cash Fund, Inc.



                                     [LOGO]
                                 --------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

The Value Line Cash Fund, Inc.


                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

For the year ended December 31, 2000, the total return for The Value Line Cash Fund was 5.80%. This was above the average taxable money market fund return of 5.70% for the calendar year 2000, as compiled by Lipper Analytical Services. We attribute this outperformance to prudent security selection. As of 12/31/00 the total net assets of the fund were $379.2 million; and the average days to maturity was 50.2.

We continue to place priority on securities of the highest quality. U.S. Government Agency Obligations and other first-tier securities make up the two largest classification of the portfolio (62.7%). Over the course of the year, we increased our holdings of first-tier securities. ("First-tier" securities refer to those assigned the highest rating by at least two nationally recognized rating organizations--for example, P-1 by Moody's Investor Service and A-1 by Standard & Poor's Corporation.) No investments with a rating below the first-tier level are currently being considered. In evaluating new commercial paper, we also look for a minimum Safety Rank of 3 and a Financial Strength Rating of B or higher, according to Value Line.

The Federal Reserve increased interest rates three times last year, raising the Federal Funds rate up to 6.50% by midyear. The Federal Funds rate currently stands at 5.5% as the Federal Reserve cut rates in the first week of 2001. The Federal Reserve's decision to raise rates during the first half of 2000 was primarily caused by two factors. First, the domestic economy demonstrated above-average strength during the first half of the year. In addition, the tight labor markets were a specific area of concern for the Federal Reserve Bank. By raising rates 1% during the first half of the year, the Fed was attempting to make a preemptive strike against rising inflation and to bring the economy in for a soft landing, and, to a large extent, it has succedeed on the inflation front. Time will tell if the Fed has engineered a soft economic landing, however. Please see the accompanying "Economic Observations" insert for our current thinking on the economy and interest rates.

We appreciate your confidence in the Value Line Cash Fund and look forward to serving your investment needs in the future.

                                                  Sincerely,

                                                  /s/ Jean Bernhard Buttner

                                                  Jean Bernhard Buttner
                                                  Chairman and President

February 1, 2001


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2

                                                  The Value Line Cash Fund, Inc.


Cash Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The U.S. economy is now clearly faltering as we make our way through the first part of the new year. Evidence of this sharp deterioration in business strength can be found in the most recent figures on manufacturing, factory usage, and employment. Overall, we estimate that economy will show little, if any, growth through the opening half of 2001. Thereafter, we would expect the rate of growth to quicken somewhat, with GDP increases averaging about 3% during the second half of the year.

Inflationary  pressures,  meanwhile,  continue  to be held in check for the most part, with sustained moderate increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, some increases in cost pressures could still evolve over the next few quarters, particularly if oil prices rise sharply in response to reduced energy production worldwide. The prospect of several quarters of very muted growth, at best, however, should help to reduce energy consumption, thereby helping to keep oil and gas prices from escalating over the course of the new year.

Meanwhile, the Federal Reserve, taking note of the current deterioration in the economy has been reducing interest rates aggressively, having now cut borrowing costs by a full percentage point thus far this year. The Fed's objective in reducing interest rates at this time is to give the economy the shot in the arm it needs to avert a recession. Indeed, we believe that the Fed will continue to reduce rates in the months ahead until the threat of a recession passes, or if one should still develop to ensure that it is brief and mild.


--------------------------------------------------------------------------------
                                                                               3

The Value Line Cash Fund, Inc.


Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                                         Value
   Amount                                                                           Maturity        (in
(in thousands)                                                             Yield+     Date        thousands)
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (25.8%)
  $ 10,000  Federal Home Loan Banks....................................     6.60     1/26/01      $ 10,000
    12,900  Federal Home Loan Banks....................................     5.45(2)  5/10/01        12,900
    10,000  Federal Home Loan Banks....................................     6.58(2)   6/1/01        10,000
     5,000  Federal Home Loan Banks....................................     6.75    10/23/01         5,000
     5,000  Federal National Mortgage Association......................     6.41(1)  10/5/01         5,000
     5,000  Federal National Mortgage Association......................     4.63    10/15/01         4,930
     5,000  Federal National Mortgage Association......................     6.63(1) 11/14/01         5,000
    10,000  Student Loan Marketing Association.........................     6.38(1)  10/2/01        10,000
    10,000  Student Loan Marketing Association.........................     6.42(1) 10/11/01        10,000
    15,000  Student Loan Marketing Association.........................     6.21(1)  2/15/01        15,000
    10,000  Student Loan Marketing Association.........................     6.26(1)  3/15/01        10,000
 ---------                                                                                        --------
    97,900  TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS .................                             97,830
 ---------                                                                                        --------


COMMERCIAL PAPER (36.9%)

            AUTO AND TRUCK (2.6%)
    10,000  American Honda Finance.....................................     6.50      2/5/01         9,937
 ---------                                                                                        --------

            BANK (1.6%)
     6,020  UBS Finance LLC............................................     6.53     1/16/01         6,004
 ---------                                                                                        --------

            BEVERAGE -- SOFT DRINK (2.6%)
    10,000  Coca-Cola Co. .............................................     6.50     1/16/01         9,973
 ---------                                                                                        --------

            CHEMICAL -- BASIC (2.6%)
    10,000  E. I. Dupont  De nemours & Co. ............................     6.50     1/11/01         9,982
 ---------                                                                                        --------

            ELECTRIC UTILITY -- EAST (1.9%)
     7,000  Alliant Energy Corp. ......................................     6.55     1/22/01         6,973
 ---------                                                                                        --------

            FINANCIAL SERVICES (2.6%)
    10,000  Alliance Capital Management L.P. ..........................     6.52     3/09/01         9,879
 ---------                                                                                        --------

            INSURANCE -- LIFE (4.6%)
    10,000  Standard Life Funding Corp. ...............................     6.50     2/22/01         9,906
     7,650  Transamerica Finance Group Inc. ...........................     6.61      1/4/01         7,646
 ---------                                                                                        --------
    17,650                                                                                          17,552
 ---------                                                                                        --------


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4

                                                  The Value Line Cash Fund, Inc.


                                                               December 31, 2000
--------------------------------------------------------------------------------

  Principal                                                                                         Value
   Amount                                                                           Maturity        (in
(in thousands)                                                             Yield+     Date        thousands)
------------------------------------------------------------------------------------------------------------
            NEWSPAPER (2.7%)
 $  10,000  Gannett Inc. ..............................................     6.50      1/8/01      $  9,987
 ---------                                                                                        --------

            PRECISION INSTRUMENT (2.6%)
    10,000  Eastman Kodak Co. .........................................     6.37     3/27/01         9,850
 ---------                                                                                        --------

            PUBLISHING (2.6%)
    10,000  Washington Post Co. .......................................     6.49     1/19/01         9,967
 ---------                                                                                        --------

            SECURITIES BROKERAGE (2.6%)
    10,000  Morgan Stanley Dean Witter.................................     6.58     1/30/01         9,947
 ---------                                                                                        --------

            TELECOMMUNICATIONS SERVICES (7.9%)
    10,000  AT & T Corp. ..............................................     7.40     2/26/01         9,885
    10,000  BellSouth Capital Funding Corp. ...........................     6.51      1/4/01         9,995
    10,000  Verizon Global Funding.....................................     6.48      2/2/01         9,942
 ---------                                                                                        --------
    30,000                                                                                          29,822
 ---------                                                                                        --------
   140,670  TOTAL COMMERCIAL PAPER ....................................                            139,873
 ---------                                                                                        --------


CORPORATE BONDS & NOTES (14.5%)

            AEROSPACE/DEFENSE (1.7%)
     6,500  Rockwell International Corp. ..............................     8.38     2/15/01         6,513
 ---------                                                                                        --------

            BANK (3.4%)
     5,000  Chase Manhattan Corp. .....................................     6.43     3/29/01         4,997
     4,000  National City Bank.........................................     6.72     3/21/01         3,998
     4,000  NationsBank Corp. .........................................     5.75     1/17/01         3,999
 ---------                                                                                        --------
    13,000                                                                                          12,994
 ---------                                                                                        --------

            ELECTRICAL EQUIPMENT (2.4%)
     4,000  General Electric Capital Corp. ............................     5.92      4/3/01         3,987
     5,000  General Electric Capital Corp. ............................     5.95     7/23/01         4,974
 ---------                                                                                        --------
     9,000                                                                                           8,961
 ---------                                                                                        --------

            FINANCIAL SERVICES (3.3%)
     5,928  Associates Corp. North America.............................     6.63     5/15/01         5,925
     6,570  Citicorp. .................................................     5.63     2/15/01         6,562
 ---------                                                                                        --------
    12,498                                                                                          12,487
 ---------                                                                                        --------


--------------------------------------------------------------------------------
5

The Value Line Cash Fund, Inc.


Schedule of Investments
--------------------------------------------------------------------------------

  Principal                                                                                         Value
   Amount                                                                           Maturity        (in
(in thousands)                                                             Yield+     Date        thousands)
------------------------------------------------------------------------------------------------------------
            MEDICAL SUPPLIES (1.6%)
  $  6,000  Pharmacia Corp. ...........................................     5.38     12/1/01      $  5,942
  --------                                                                                        --------

            SECURITIES BROKERAGE (2.1%)
     4,000  Merrill Lynch & Co., Inc. .................................     6.05      3/6/01         3,992
     4,000  Merrill Lynch & Co., Inc. .................................     6.07    10/15/01         3,985
  --------                                                                                        --------
     8,000                                                                                           7,977
  --------                                                                                        --------
    54,998  TOTAL CORPORATE BONDS & NOTES .............................                             54,874
  --------                                                                                        --------


TAXABLE MUNICIPAL SECURITIES (5.2%)
     6,300  Carolina Medi-Plan Inc., variable rate Demand Bonds
  --------     Series 1997, Gtd., Letter of credit by Wachovia Bank
               of North Carolina, N.A. (Weekly Put) ...................     6.65(1) 1/3/01*          6,300
                                                                                                 ---------
     7,000  Mississippi Business Financial Corp., Industrial Development
  --------     Revenue Bonds, Series 1994, (Bryan Foods, Inc. Project)
               Gtd.-- Sara Lee Corp.  (Weekly Put.)....................     6.75(1)  1/3/01*         7,000
                                                                                                 ---------
     6,475  State of Texas, Veterans Housing Assistance, Refunding Bonds,
  --------     Series 1994 A-2, Pledge Pledge (Weekly Put.)............     6.66(1)  1/3/01*         6,475
                                                                                                 ---------
    19,775  TOTAL TAXABLE MUNICIPAL SECURITIES ........................                             19,775
  --------                                                                                        --------
  $313,343  TOTAL INVESTMENTS (82.4%) .................................                           $312,352
  --------  (Amortized Cost $312,352)                                                             --------



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6

                                                  The Value Line Cash Fund, Inc.


                                                               December 31, 2000
--------------------------------------------------------------------------------

                                                                                      Value (in
                                                                                      thousands)
  Principal                                                                            except
   Amount                                                                             per share
(in thousands)                                                                         amount
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (9.6%)
(including accrued interest)
  $ 18,300  Collateralized by U.S. Treasury Bond, $18,975,000
               53/4%, due 2/15/29 value $18,301,505
               (with Warburg, Dillon, Read LLC, 5.60%, dated 12/29/00,
               due 1/2/01 delivery value of $18,311,387)...............                $ 18,311
    18,000  Collateralized by U.S. Treasury Note, $17,895,000
               65/8%, due 4/30/02 value $18,356,649
               (with State Street Bank & Trust Company,
               5.85%, dated 12/29/00, due 1/2/01
               delivery value of $18,011,700)..........................                  18,012
  --------                                                                             --------
  $ 36,300  TOTAL REPURCHASE AGREEMENTS (9.6%) ........................                  36,323
  --------                                                                             --------
            (Amortized Cost $36,323)

            CASH AND OTHER ASSETS IN EXCESS
               OF LIABILITIES (8.0%) ..................................                  30,550
                                                                                      ---------
            NET ASSETS (100.0%)  ......................................               $ 379,225
                                                                                      =========
            NET ASSET VALUE, OFFERING AND REDEMPTION
               PRICE PER OUTSTANDING SHARE ............................               $    1.00
                                                                                      =========

+ Rate frequency for floating rate notes at December 31, 2000: (1) Weekly (2) Monthly. The rate shown on floating rate securities represents the yield at the end of the reporting period.

*  The maturity date shown is the date of the next interest rate change.


See Notes to Financial Statements


--------------------------------------------------------------------------------

The Value Line Cash Fund, Inc.


Statement of Assets and Liabilities
at December 31, 2000
--------------------------------------------------------------------------------

                                                                    Dollars
                                                                 (in thousands
                                                                  except per
                                                                 share amount)
                                                                 -------------
Assets:
Investment securities, at value
  (Amortized cost-- $312,352) ...............................        $ 312,352
Repurchase agreement
  (Cost-- $36,323)...........................................           36,323
Cash  .......................................................               30
Receivable for capital shares sold ..........................           28,507
Interest receivable  ........................................            3,102
                                                                     ---------
    Total Assets  ...........................................          380,314
                                                                     ---------

Liabilities:
Payable for capital shares repurchased ......................              771
Accrued expenses:
  Advisory fee  .............................................              128
  Service and distribution plan fee..........................               83
  Other  ....................................................              107
                                                                     ---------
    Total Liabilities  ......................................            1,089
                                                                     ---------
Net Assets  .................................................        $ 379,225
                                                                     =========

Net Assets:
Capital Stock, at $.10 par value
  (authorized 2 billion shares,
  outstanding 379,276,933 shares)...........................          $ 37,928
Additional paid-in capital ..................................          341,349
Accumulated net realized loss
  on investments.............................................              (52)
                                                                     ---------
Net Assets  .................................................        $ 379,225
                                                                     =========
Net Asset Value, Offering and
  Redemption Price, per
  Outstanding Share .........................................        $    1.00
                                                                     =========


Statement of Operations for the
Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                                                      Dollars
                                                                  (in thousands)
                                                                   -------------

Investment Income:
Interest.......................................................       $ 24,020
                                                                      --------

Expenses:
Advisory fee  .................................................          1,525
Service and distribution plan fee..............................            489
Transfer agent fees ...........................................            250
Postage .......................................................             58
Printing.......................................................             52
Auditing and legal fees........................................             48
Custodian fees ................................................             46
Registration and filing fees .. ...............................             42
Directors' fees and expenses  .................................             17
Other..........................................................             22
                                                                      --------
    Total Expenses before
      custody credits .........................................          2,549
                                                                      --------
    Less Custody Credits ......................................             (4)
                                                                      --------
    Net Expenses  .............................................          2,545
                                                                      --------
Net Investment Income  ........................................         21,475
                                                                      --------
Net Increase in Net Assets
  from Operations .............................................       $ 21,475
                                                                      ========



See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                                  The Value Line Cash Fund, Inc.



Statement of Changes in Net Assets
for the Year Ended December 31, 2000 and 1999
--------------------------------------------------------------------------------


                                                                             2000              1999
                                                                          ----------------------------
                                                                             (Dollars in thousands)

Operations:
  Net investment income  ..............................................     $ 21,475         $ 16,415
  Net realized gain on investments  ...................................            0                2
                                                                           --------------------------
  Net increase in net assets from operations ..........................       21,475           16,417
                                                                           --------------------------

Distributions to Shareholders:
  Net investment income  ..............................................      (21,475)         (16,415)
                                                                           --------------------------

Capital Share Transactions:
  Net proceeds from sale of shares  ...................................    2,403,258        1,850,643
  Net proceeds from reinvestment of dividends .........................       21,475           16,415
                                                                           --------------------------
                                                                           2,424,733        1,867,058
  Cost of shares repurchased ..........................................   (2,410,407)      (1,819,472)
                                                                           --------------------------
    Net increase in net assets from capital share transactions ........       14,326           47,586
                                                                           --------------------------
Total Increase in Net Assets  .........................................       14,326           47,588

Net Assets:
  Beginning of year ...................................................      364,899          317,311
                                                                           --------------------------
  End of year..........................................................    $ 379,225        $ 364,899
                                                                           --------------------------

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                               9

The Value Line Cash Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Value Line Cash Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following summary of significant accounting policies is in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount, including accrued interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Security Transactions. Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined on the identified cost method.

(D) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

2.   Dividends, Distributions to Shareholders and Capital Share Transactions

The Fund earns interest daily on its investments and distributes daily on each day the Fund is open for business all of its net investment income. Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All such distributions are automatically credited to shareholder accounts in additional shares at net asset value of the day declared.


--------------------------------------------------------------------------------
10

                                                  The Value Line Cash Fund, Inc.

                                                               December 31, 2000
--------------------------------------------------------------------------------


Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

3.   Tax Information

At December 31, 2000 the aggregate cost of investments in securities and repurchase agreements for federal income tax purposes is approximately
$348,675,000. At December 31, 2000, there is no unrealized appreciation or depreciation of investments.

The Fund had a net capital loss carryover at December 31, 2000 of approximately $52,000 which will expire in the year 2002. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

4.   Investment  Advisory  Contract,  Management  Fees,  and  Transactions  with
     Affiliates

An advisory fee of $1,525,236 was paid or payable to Value Line, Inc. the Fund's investment adviser, (the "Adviser"), for the year ended December 31, 2000. This was computed at an annual rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

At a special meeting of sharesholders held on June 15, 2000, the shareholders approved the adoption of a Service and Distribution Plan (the "Plan") effective July 1, 2000. The Plan, adopted pursuant to Rule 12b-1 under the Investment Act of 1940 compensates Value Line Securities, Inc., a subsidiary of the Adviser (the "Distributor") for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $488,941 were paid or payable to the Distributor under this Plan for the period July 1 to December 31, 2000.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 73.001,965 shares of the Fund's capital stock, representing 19.25% of the outstanding shares at December 31, 2000. In addition, certain officers and directors of the Fund owned 11,351,607 shares of the Fund, representing 2.99% of the outstanding shares.

--------------------------------------------------------------------------------

                                                  The Value Line Cash Fund, Inc.



Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

                                                                          Years Ended December 31,
                                               -----------------------------------------------------------------------------------
                                                    2000                1999                1998             1997             1996
                                               -----------------------------------------------------------------------------------
Net asset value, beginning of year ......         $1.000              $1.000              $1.000           $1.000           $1.000
                                               -----------------------------------------------------------------------------------
    Net investment income ...............           .058                .048                .051             .051             .050
    Dividends from net
      investment income .................          (.058)              (.048)              (.051)           (.051)           (.050)
                                               -----------------------------------------------------------------------------------
    Change in net asset value ...........             --                  --                  --               --               --
                                               -----------------------------------------------------------------------------------
Net asset value, end of year ............         $1.000              $1.000              $1.000           $1.000           $1.000
                                               ===================================================================================
Total return ............................           5.80%               4.82%               5.06%            5.10%            5.00%
                                               ===================================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..       $379,225            $364,899            $317,311         $303,094         $361,797
Ratio of expenses to average net assets .            .67%(1)             .55%(1)             .57%              59%             .55%
Ratio of net investment income
  to average net assets .................           5.64%               4.70%               4.93%            4.97%            4.86%

(1) Ratio reflects expenses grossed up for custody fees waived and reimbursement. The ratio of expenses to average net assets net of custody fees waived and reimbursement would have been .67% for the year ended December 31, 2000 and .52% for the year ended December 31, 1999.

See Notes to Financial Statements.


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                                                  The Value Line Cash Fund, Inc.


                                               Report of Independent Accountants
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To the Board of Directors and Shareholders
of The Value Line Cash Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Cash Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York

February 9, 2001



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The Value Line Cash Fund, Inc.


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                         The Value Line Family of Funds

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and the National Bond Portfolio. The Fund may be subject to state and local taxes and the Alternative Minimum tax (if applicable).

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987--Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.



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================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Charles Heebner
                      Vice President
                      Bradley T. Brooks
                      Vice President
                      David T. Henigson
                      Vice President
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

An investment in The Value Line Cash Fund, Inc. is not guaranteed or insured by the U.S. Government and there is no assurance that the Fund will maintain its per share net asset value.

This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

516223